UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.  20549



                            ________
                            FORM 8-K

                         CURRENT REPORT


                PURSUANT TO SECTION 13 OR 15(d)
             OF THE SECURITIES EXCHANGE ACT OF 1934


Date  of  Report (Date of earliest event reported)   December  5,
2000


                        LANDS' END, INC.
    (exact name of registrant as specified in its charter)





    DELAWARE                 1-9769              36-2512786
 (State or other          (Commission         (I.R.S. Employer
  jurisdiction            File Number)     Identification Number)
 of incorporation)


 Lands' End Lane, Dodgeville, Wisconsin             53595
(Address of principal executive offices)          (Zip Code)


Registrant's telephone number     608-935-9341
     including area code

              INFORMATION INCLUDED IN THIS REPORT


Item 5.  Other Events.

         Attached as Exhibit 99.1 to this report is a news release issued by Lands' End, Inc., announcing that Jeffrey A.
Jones has joined the company as chief operating officer, and Stephen (Chip) Orum, executive vice president and chief financial officer, plans to retire in early Spring 2001.











                           SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, its duly authorized officer and chief financial officer.
































                                    LANDS' END, INC.


December 15, 2000           By: /s/ STEPHEN A. ORUM
                                    Stephen A. Orum
                                    Executive Vice President &
                                    Chief Financial Officer






                                                   EXHIBIT 99.1
FOR IMMEDIATE RELEASE
      LANDS' END NAMES JEFF JONES, CHIEF OPERATING OFFICER;
     CHIEF FINANCIAL OFFICER CHIP ORUM ANNOUNCES RETIREMENT

DODGEVILLE, WIS. ... December 5, 2000 ... Lands' End, Inc. (LE)
today announced that Jeffrey A. Jones has joined the company as chief operating officer, a new position. He will report directly to Dave Dyer, president and chief executive officer, who said, "I'm excited to have found Jeff as an operating partner. His experience and capabilities bring great strength to our organization, especially in areas that are important to Lands'
End: strategic planning, finance and information systems."
     Prior to joining Lands' End, Jones spent the last seven years with Shopko Stores, Inc., and its subsidiary, Provantage Health Service, Inc., both in Wisconsin. He served as Shopko's senior vice president and chief financial officer until 1997. At that time, he was named chief operating officer and later served as chief executive officer of Provantage, which was recently sold to Merck, Inc. After graduating with a B.A. in Accounting from the University of Maryland in 1971, Jones spent 13 years with Arthur Andersen & Co. His career includes chief financial and chief operating officer positions with various companies, including retail. He and his family plan to move to the Madison area.
     Chip Orum, executive vice president and chief financial officer, has announced his plan to retire in early spring 2001, in line with his long-time plan to pursue personal and family interests. "Chip has been a strong contributor to our growth and success for almost 10 years, and we wish him the best. With Jeff on board effective immediately, and Chip with us for the next few months, we have sufficient time for a smooth transition," said Dyer.
     Orum joined Lands' End as vice president and chief financial officer in 1991. He was promoted to senior vice president in 1992 and named executive vice president in 1994. He and his wife live in the Madison area.
     Lands' End is a leading direct merchant of traditionally styled, classically inspired clothing, offered to customers throughout the world through regular mailings of its monthly and specialty catalogs and via the Internet at www.landsend.com.

Contact Charlotte LaComb:  608-935-4835